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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 29, 1998


                          AirTouch Communications, Inc.


    Delaware                      1-12342                    94-3213132
(State or other              (Commission File               (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 658-2000


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Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 1.1 Underwriting Agreement dated May 29, 1998 among AirTouch Communications, Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Salomon Brothers Inc, as Representatives of the several Underwriters.

Exhibit 4.1 Fifth Supplemental Indenture between AirTouch Communications, Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2    Form of 6.35% Note due 2005.

Exhibit 5.1    Opinion of Counsel.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AIRTOUCH COMMUNICATIONS, INC.


                      By:    /s/ SHARON A. LE DUY
                             -----------------------
                             Sharon A. Le Duy
                             Assistant Secretary


Date:  May 29, 1998


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Exhibits Index

Exhibit 1.1 Underwriting Agreement dated May 29, 1998 among AirTouch Communications, Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Salomon Brothers Inc, as Representatives of the several Underwriters.

Exhibit 4.1 Fifth Supplemental Indenture between AirTouch Communications, Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2    Form of 6.35% Note due 2005.

Exhibit 5.1    Opinion of Counsel.



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